Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
May 12, 2017	C. Todd Asbury
(276) 873-7000

NEW PEOPLES BANKSHARES ANNOUNCES 2017 FIRST QUARTER RESULTS

Honaker, Virginia -- New Peoples Bankshares (the “Company”) (OTCBB: NWPP) and its wholly-owned subsidiary New Peoples Bank (the “Bank”) today announced net income of $115,000, or $0.005 earnings per share, for the quarter ended March 31, 2017. This compares to net income of $698,000, or $0.03 per share, for the same period ended March 31, 2016, representing a decline of $583,000, or 83.52%.

“During the first quarter of 2017, we continued our focus on balance sheet growth and problem asset clean-up with positive results” commented Todd Asbury, President and CEO. “Annualized loan growth checked in at about 7% which is what our aim was at the onset of the year. Also, not reflected in the March numbers was the sale of one of our largest OREO properties, which reduced OREO by $1.3 million in April, while another $2.2 million of OREO is under contract as of early May 2017. We expect capital levels to remain strong, our earning assets to grow, and asset quality to continue to improve during the remaining part of 2017. However, as we work through this growth/cleanup phase, we also expect a continued lag in earnings growth.”

First Quarter Highlights

·	A $7.9 million, or 1.68%, increase in loans, during the quarter;
·	No provision for loan losses taken in the first quarter;
·	An increase of $18.3 million, or 3.30%, in total deposits;
·	A decrease of $1.7 million, or 9.57%, in substandard loans during the quarter;
·	A decrease of $4.2 million, or 26.20%, in total past due loans during the quarter;
·	The Bank is considered well-capitalized under regulatory standards; and,
·	Book value per share of $2.02 as of March 31, 2017.

About New Peoples Bankshares, Inc.

New Peoples Bankshares, Inc. is a one-bank holding company headquartered in Honaker, Virginia. Its wholly-owned subsidiary, New Peoples Bank, Inc., provides banking products and services through its 20 locations throughout southwestern Virginia, eastern Tennessee, and southern West Virginia. The Company’s common stock is traded over the counter under the trading symbol “NWPP”. Additional investor information can be found on the Company’s website at www.npbankshares.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

NEW PEOPLES BANKSHARES, INC.

CONSOLIDATED BALANCE SHEETS

MARCH 31, 2017 AND DECEMBER 31, 2016

(IN THOUSANDS EXCEPT SHARE DATA)

ASSETS	March 31,	December 31,
	2017	2016
	(Unaudited)	(Audited)

Cash and due from banks	$17,924	$18,500
Interest-bearing deposits with banks	21,664	16,816
Federal funds sold	108	132
Total Cash and Cash Equivalents	39,696	35,448

Investment securities available-for-sale	72,010	70,011

Loans receivable	476,490	468,629
Allowance for loan losses	(5,968)	(6,072)
Net Loans	470,522	462,557

Bank premises and equipment, net	29,937	29,985
Equity securities (restricted)	2,585	2,802
Other real estate owned	10,161	10,655
Accrued interest receivable	1,734	1,848
Life insurance investments	12,301	12,274
Deferred taxes, net	5,255	5,285
Other assets	3,393	3,470

Total Assets	$647,594	$634,335

LIABILITIES

Deposits:
Demand deposits:
Noninterest bearing	$159,301	$151,914
Interest-bearing	41,663	40,213
Savings deposits	123,403	114,492
Time deposits	248,384	247,819
Total Deposits	572,751	554,438

Federal Home Loan Bank advances	8,458	13,758
Accrued interest payable	342	331
Accrued expenses and other liabilities	2,455	2,395
Trust preferred securities	16,496	16,496

Total Liabilities	600,502	587,418

Commitments and contingencies

STOCKHOLDERS’ EQUITY

Common stock - $2.00 par value; 50,000,000 shares authorized;
23,355,457 and 23,354,457 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	46,711	46,709
Common stock warrants	763	764
Additional paid-in-capital	13,965	13,965
Retained deficit	(13,950)	(14,065)
Accumulated other comprehensive loss	(397)	(456)

Total Stockholders’ Equity	47,092	46,917

Total Liabilities and Stockholders’ Equity	$647,594	$634,335

NEW PEOPLES BANKSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2017 AND 2016

(IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

(UNAUDITED)

INTEREST AND DIVIDEND INCOME	2017	2016
Loans including fees	$5,664	$5,565
Interest-earning deposits with banks	43	21
Investments	350	464
Dividends on equity securities (restricted)	32	32
Total Interest and Dividend Income	6,089	6,082

INTEREST EXPENSE
Deposits
Demand	13	11
Savings	47	41
Time deposits below $100,000	289	265
Time deposits above $100,000	189	154
FHLB advances	45	36
Federal funds purchased	—	2
Trust preferred securities	141	122
Total Interest Expense	724	631

NET INTEREST INCOME	5,365	5,451

PROVISION FOR LOAN LOSSES	—	—

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	5,365	5,451

NONINTEREST INCOME
Service charges	833	488
Fees, commissions and other income	802	805
Insurance and investment fees	52	158
Net realized gains on sale of investment securities	—	105
Life insurance investment income	27	30
Total Noninterest Income	1,714	1,586

NONINTEREST EXPENSES
Salaries and employee benefits	3,381	3,210
Occupancy and equipment expense	1,127	853
Advertising and public relations	93	104
Data processing and telecommunications	553	581
FDIC insurance premiums	102	134
Other real estate owned and repossessed vehicles, net	300	163
Other operating expenses	1,422	1,292
Total Noninterest Expenses	6,978	6,337

INCOME BEFORE INCOME TAXES	101	700

INCOME TAX EXPENSE (BENEFIT)	(14)	2

NET INCOME	$115	$698

Income Per Share
Basic	$0.00	$0.03
Fully Diluted	$0.00	$0.03

Average Weighted Shares of Common Stock
Basic	23,354,890	23,354,082
Fully Diluted	23,354,890	23,354,082

NEW PEOPLES BANKSHARES, INC.

QUARTERLY KEY PERFORMANCE AND CAPITAL RATIOS

 (UNAUDITED)

	For the three-months ended,
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Key Performance Ratios
Earning Asset Yield	4.37%	4.40%	4.40%	4.39%	4.41%
Cost of interest bearing liabilities	0.67%	0.64%	0.62%	0.59%	0.58%
Cost of Funds	0.50%	0.47%	0.46%	0.43%	0.44%
Net Interest Margin	3.85%	3.90%	3.92%	3.94%	3.95%
Return on average stockholder’s equity	0.99%	(7.95)%	2.84%	7.49%	5.99%
Return on average assets	0.07%	(0.61)%	0.22%	0.56%	0.45%
Efficiency Ratio*	98.57%	113.25%	95.45%	94.70%	90.05%
Loan to Deposit Ratio	83.19%	84.52%	83.51%	82.80%	81.10%

Asset Quality
Allowance for loan loss to total loans	1.25%	1.30%	1.37%	1.45%	1.60%
Net charge offs to average loans, annualized	0.09%	0.24%	0.25%	0.06%	0.25%
Nonaccrual loans to total loans	2.93%	2.86%	2.89%	2.72%	3.00%
Nonperforming assets to total assets	3.73%	3.79%	4.20%	4.22%	4.20%

Capital Ratios (Bank Only)**
Tier 1 leverage	9.73%	9.93%	10.00%	9.98%	9.83%
Tier 1 risk-based capital	14.94%	15.39%	15.72%	15.70%	16.02%
Total risk-based capital	16.19%	16.64%	16.98%	16.95%	17.28%
Total common equity tier 1 capital	14.94%	15.39%	15.72%	15.70%	16.02%

*The efficiency ratio is computed as a percentage of non-interest expense divided by the sum of net interest income and non-interest income. This is a non-GAAP financial measure that management believes provides investors with important information regarding operational efficiency. Management believes such financial information is meaningful to the reader in understanding operating performance, but cautions that such information should not be viewed as a substitute for GAAP. Comparison of our efficiency ratio with those of other companies may not be possible because other companies may calculate them differently.

**The capital ratios as of December 31, 2016 are audited.